Oppenheimer                  ANNUAL REPORT
       Global Fund
                                  September 30, 2002

                           [4 Handshake Logo Omitted]

Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments


"The Fund's performance for the period reflected the acute negativity that has characterized global markets over the past two and a half years. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above-average earnings potential."


                           [4 handshake logo omitted]    OppenheimerFunds(R)
                                                         The Right Way to Invest

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

35  Independent
    Auditors' Report

36  Federal Income Tax
    Information

37  Trustees and Officers

44  Privacy Policy Notice


REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Global Fund seeks capital appreciation.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked in the first quartile of global funds, respectively, for the one- (63 of 311), five- (6 of 135) and 10-year (2 of 26) periods ended September 30, 2002.(1)


Average Annual Total Returns*
          For the 1-Year Period
          Ended 9/30/02

         Without     With
         Sales Chg.  Sales Chg.
---------------------------------
Class A  -11.96%     -17.03%
---------------------------------
Class B  -12.62      -16.99
---------------------------------
Class C  -12.63      -13.51
---------------------------------
Class N  -12.13      -13.01
---------------------------------
Class Y  -11.79


Top Ten Common Stock Holdings(2)

Reckitt Benckiser plc                                    4.2%
Sanofi-Synthelabo SA                                     4.1
Cadence Design Systems, Inc.                             2.9
Electronic Arts, Inc.                                    2.5
Reed Elsevier plc                                        2.4
Bank One Corp.                                           2.3
QUALCOMM, Inc.                                           2.2
Australia & New Zealand Banking Group Ltd.               2.0
Raytheon Co.                                             2.0
Porsche AG, Preferred                                    1.9

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. Past performance is no guarantee of future results.
2. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on net assets.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[John V. Murphy Photo Omitted]
John V. Murphy
President
Oppenheimer
Global Fund


                          1 | OPPENHEIMER GLOBAL FUND

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ John V. Murphy
------------------
John V. Murphy
October 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                          2 | OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q How did Oppenheimer Global Fund perform during the fiscal year that ended September 30, 2002?

A. The Fund's performance for the period reflected the acute negativity that has characterized global markets over the past two and a half years. In that regard it was a disappointing showing, even though the Fund managed to outpace its benchmark, the Morgan Stanley Capital International (MSCI) World Index.(3) At times like these, some might be tempted to discard their investment discipline and take a more shortsighted view. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above-average earnings potential.

What events affected the Fund's performance?
A host of economic, business and political issues exerted significant influence on global markets during the period. In the United States, post-September 11 optimism soon turned to pessimism as investors recoiled in the face of a sluggish economic recovery, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq.
   Europe, also mired in a sharp economic downturn, fared no better. While mirroring the slumping fortunes of the United States in the aftermath of the terrorist attacks, Europe's woes were exacerbated by severe summer floods, as well as limitations on individual European Union governments to inject fiscal stimulus into their sagging economies. The same held true in Japan, which experienced setbacks to government-advocated financial reforms, although late-period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope.
   Meanwhile, some of the better-performing markets during the period were those of Southeast Asia, whose strong exports, rising consumer credit and increased domestic demand proved advantageous. In contrast, Latin America confronted


3. The Morgan Stanley Capital International (MSCI) World Index had a one-year return for the period ended 9/30/02 of -19.18%. For more information on the MSCI, please refer to "Comparing the Fund's Performance to the Market" on page 7.


[Sidebar]
Portfolio Manager
Bill Wilby


                           3 | OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

uncertainties surrounding Brazil, which struggled with high debt levels and concerns over the outcome of its upcoming presidential election.
   That said, it's important to point out that we invest in companies, not countries or regions. Although we are cognizant of external events within a given market, our focus is not on the events themselves, but rather their impact on the business prospects of existing and prospective holdings.

How did you manage the Fund in this environment?
As mentioned earlier, we remained committed to our investment process, which focuses on identifying individual companies anywhere in the world that, in our view, are poised to capitalize on one or more far-reaching growth trends. Over the years, we have pinpointed four broad areas--including mass affluence, new technologies, corporate restructuring and aging populations--which we believe may drive stock market performance for years to come. Although changing market cycles may at times alter the character of the portfolio, these sweeping global themes have and should continue to provide the framework for our investment decisions.
   In light of recent market conditions, which offer little in the way of near-term guidance, we maintained our "barbell strategy." This approach combines aggressive positions, such as technology stocks, with more defensive holdings, such as consumer product companies. Even though our aggressive holdings hurt the Fund during the period, we consider this positioning to be sound, given the range of possibilities regarding the scope and sustainability of an eventual economic recovery.
   The same can be said about our investment style, which we describe as "contrarian growth." Despite the challenges we have encountered in recent years, we know of no better way to capture the long-term growth potential of stocks. By looking closely at a company's profit margins, revenue streams and


[Sidebar]
Although market
cycles may change,
the Fund's global
themes should
continue to
guide our investment
decisions


                           4 | OPPENHEIMER GLOBAL FUND
management strength, while at the same time focusing on bad news that can temporarily depress a stock's value, we have continued to uncover good companies in good businesses at good prices the world over.

Which of the Fund's holdings contributed to or detracted from performance? Several of the Fund's best performers for the period reflected the strength of our theme-driven, valuation-sensitive approach, including U.K.-based household products giant Reckitt Benckiser plc, commercial banking institution Bank One Corp., Australia & New Zealand Banking Group Ltd. and game software maker Electronic Arts, Inc. Holdings in selected Asian and Mexican stocks also contributed positively to the Fund's performance. As for detractors, U.S.-based Cadence Design Systems, Inc., a leading provider of automated design software, and biotechnology company Amgen, Inc. held back returns.
   Although close attention must be paid to the risks posed by individual companies, it is important to remember that investing in foreign securities involves additional risks, such as currency fluctuations, different accounting standards and higher expenses.

Looking ahead, what is your outlook for the Fund?
All of the key indicators, which drive stock prices--earnings, liquidity, and valuations--are now positive. Global earnings have slowly started to turn. Liquidity remains positive as interest rates continue to decline. And valuations, especially outside of the US are now attractive relative to bonds. Although we will certainly approach the coming months with caution, our one world, one stock market point of view continues to make Oppenheimer Global Fund an important part of The Right Way to Invest.

4. See Notes on page 11 for further details.


[Sidebar]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02(4)
Class A

1-Year         5-Year     10-Year
----------------------------------
-17.03%         2.36%      9.96%

Class B                    Since
1-Year         5-Year    Inception
----------------------------------
-16.99%         2.53%      9.57%

Class C                    Since
1-Year         5-Year    Inception
----------------------------------
-13.51%         2.78%      7.86%

Class N                    Since
1-Year         5-Year    Inception
----------------------------------
-13.01%          N/A      -20.15%

Class Y                    Since
1-Year         5-Year    Inception
----------------------------------
-11.79%          N/A       5.00%

                           5 | OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Top Ten Largest Geographical Diversification Holdings(5)
---------------------------------------------------------------
United States                                           40.8%
---------------------------------------------------------------
Great Britain                                           17.9
---------------------------------------------------------------
Japan                                                    9.1
---------------------------------------------------------------
France                                                   7.3
---------------------------------------------------------------
Germany                                                  4.5
---------------------------------------------------------------
India                                                    2.8
---------------------------------------------------------------
The Netherlands                                          2.8
---------------------------------------------------------------
Canada                                                   2.6
---------------------------------------------------------------
Australia                                                2.0
---------------------------------------------------------------
Mexico                                                   1.9

5. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on total market value of investments.


[Sidebar]
Regional Allocation(5)

[Pie Graph Omitted]
Percentages are as follows:
0  United States/
   Canada         43.4%
0  Europe         34.3
0  Asia           17.8
0  Latin America   4.5


                           6 | OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
   Management's Discussion of Performance. During the fiscal year that ended September 30, 2002, Oppenheimer Global Fund mirrored a difficult operating environment, producing negative absolute returns while outperforming its benchmark index, the MSCI World Index. Economic, business and political events converged to exert undue pressure on global markets, with the United States and Europe experiencing the brunt of the downturn. Given the often contradictory nature of near-term indicators, the Fund manager maintained a long-term perspective, employing a theme-driven, valuation-sensitive investment approach that seeks "contrarian growth" from fundamentally sound stocks that are believed to be temporarily depressed. The Fund also maintained a "barbell strategy," combining aggressive and defensive positions in hopes of positioning the portfolio for a variety of market conditions. Country, industry and market capitalization weightings were the result of the Fund manager's individual stock selection rather than predetermined target allocations. The Fund's holdings, allocations, management and strategies are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C, Class N and Class Y shares of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995; in the case of Class Y shares, since inception of the class on November 17, 1998. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund, it must be noted that the Fund's investments are not limited to the securities or countries in the Index.


                           7 | OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[Line Chart]
                                                  Morgan Stanley
                 Oppenheimer Global Fund     Capital International (MSCI)
                       (Class A)                    World Index

    09/30/1992           9,425                        10,000
    12/31/1992           9,062                         9,989
    03/31/1993           9,416                        10,860
    06/30/1993           9,888                        11,534
    09/30/1993          11,091                        12,089
    12/31/1993          12,925                        12,299
    03/31/1994          12,592                        12,389
    06/30/1994          12,441                        12,776
    09/30/1994          13,219                        13,065
    12/31/1994          12,523                        12,986
    03/31/1995          12,763                        13,610
    06/30/1995          13,645                        14,209
    09/30/1995          14,445                        15,021
    12/31/1995          14,600                        15,754
    03/31/1996          15,316                        16,414
    06/30/1996          15,931                        16,908
    09/30/1996          16,320                        17,154
    12/31/1996          17,158                        17,958
    03/31/1997          17,897                        18,030
    06/30/1997          20,002                        20,764
    09/30/1997          21,682                        21,378
    12/31/1997          20,902                        20,873
    03/31/1998          23,247                        23,884
    06/30/1998          23,584                        24,391
    09/30/1998          19,546                        21,488
    12/31/1998          23,558                        26,048
    03/31/1999          24,437                        27,000
    06/30/1999          26,848                        28,312
    09/30/1999          27,374                        27,915
    12/31/1999          37,334                        32,649
    03/31/2000          42,353                        33,007
    06/30/2000          40,974                        31,861
    09/30/2000          40,276                        30,282
    12/31/2000          38,850                        28,431
    03/31/2001          33,262                        24,799
    06/30/2001          35,704                        25,487
    09/30/2001          29,361                        21,842
    12/31/2001          34,267                        23,734
    03/31/2002          34,788                        23,881
    06/30/2002          31,590                        21,692
    09/30/2002          25,849                        17,723

Average Annual Total Returns of Class A Shares of the Fund at 9/30/02*
1-Year  -17.03%    5-Year 2.36%    10-Year 9.96%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[Line Chart]

                                                Morgan Stanley
                 Oppenheimer Global Fund   Capital International (MSCI)
                       (Class B)                  World Index

    08/17/1993           10,000                     10,000
    09/30/1993           10,364                      9,817
    12/31/1993           12,051                      9,987
    03/31/1994           11,716                     10,060
    06/30/1994           11,546                     10,374
    09/30/1994           12,241                     10,609
    12/31/1994           11,570                     10,545
    03/31/1995           11,768                     11,052
    06/30/1995           12,553                     11,538
    09/30/1995           13,261                     12,197
    12/31/1995           13,379                     12,793
    03/31/1996           14,006                     13,328
    06/30/1996           14,539                     13,730
    09/30/1996           14,862                     13,929
    12/31/1996           15,592                     14,583
    03/31/1997           16,230                     14,641
    06/30/1997           18,104                     16,861
    09/30/1997           19,583                     17,360
    12/31/1997           18,839                     16,949
    03/31/1998           20,909                     19,394
    06/30/1998           21,181                     19,806
    09/30/1998           17,515                     17,449
    12/31/1998           21,068                     21,152
    03/31/1999           21,817                     21,925
    06/30/1999           23,920                     22,990
    09/30/1999           24,369                     22,668
    12/31/1999           33,236                     26,512
    03/31/2000           37,705                     26,803
    06/30/2000           36,477                     25,872
    09/30/2000           35,856                     24,590
    12/31/2000           34,586                     23,087
    03/31/2001           29,612                     20,138
    06/30/2001           31,786                     20,696
    09/30/2001           26,139                     17,736
    12/31/2001           30,506                     19,273
    03/31/2002           30,970                     19,392
    06/30/2002           28,123                     17,615
    09/30/2002           23,012                     14,391

Average Annual Total Returns of Class B Shares of the Fund at 9/30/02*
1-Year  -16.99%    5-Year  2.53%     Since Inception  9.57%

*See Notes on page 11 for further details.


                           8 | OPPENHEIMER GLOBAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[Line Chart]

                                                  Morgan Stanley
                 Oppenheimer Global Fund     Capital International (MSCI)
                       (Class C)                    World Index

    10/02/1995           10,000                        10,000
    12/31/1995           10,117                        10,488
    03/31/1996           10,587                        10,927
    06/30/1996           10,990                        11,257
    09/30/1996           11,234                        11,420
    12/31/1996           11,785                        11,956
    03/31/1997           12,267                        12,003
    06/30/1997           13,685                        13,824
    09/30/1997           14,801                        14,233
    12/31/1997           14,241                        13,896
    03/31/1998           15,807                        15,900
    06/30/1998           16,007                        16,238
    09/30/1998           13,242                        14,305
    12/31/1998           15,927                        17,341
    03/31/1999           16,491                        17,975
    06/30/1999           18,080                        18,849
    09/30/1999           18,402                        18,584
    12/31/1999           25,049                        21,736
    03/31/2000           28,363                        21,974
    06/30/2000           27,383                        21,211
    09/30/2000           26,870                        20,160
    12/31/2000           25,866                        18,928
    03/31/2001           22,100                        16,510
    06/30/2001           23,677                        16,968
    09/30/2001           19,434                        14,541
    12/31/2001           22,637                        15,801
    03/31/2002           22,939                        15,899
    06/30/2002           20,790                        14,441
    09/30/2002           16,979                        11,799


Average Annual Total Returns of Class C Shares of the Fund at 9/30/02*
1-Year  -13.51%    5-Year  2.78%    Since Inception  7.86%]


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[Line Chart]

                                                  Morgan Stanley
                 Oppenheimer Global Fund     Capital International (MSCI)
                       (Class N)                    World Index

    03/01/2001           10,000                        10,000
    03/31/2001            9,044                         9,345
    06/30/2001            9,699                         9,604
    09/30/2001            7,975                         8,231
    12/31/2001            9,304                         8,944
    03/31/2002            9,439                         8,999
    06/30/2002            8,566                         8,174
    09/30/2002            7,008                         6,678

Average Annual Total Returns of Class N Shares of the Fund at 9/30/02*
1-Year  -13.01%    Since Inception  -20.15%

The performance information for the MSCI World Index in the graphs begins on 9/30/92 for Class A, 8/31/93 for Class B, 9/30/95 for Class C, 2/28/01 for Class N and 11/30/98 for Class Y.

Past performance cannot guarantee future results.

Graphs are not drawn to same scale.


                           9 | OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[Line Chart]

                                                   Morgan Stanley
                 Oppenheimer Global Fund      Capital International (MSCI)
                       (Class Y)                     World Index

    11/17/1998           10,000                        10,000
    12/31/1998           10,907                        10,490
    03/31/1999           11,328                        10,874
    06/30/1999           12,454                        11,402
    09/30/1999           12,710                        11,242
    12/31/1999           17,353                        13,148
    03/31/2000           19,701                        13,293
    06/30/2000           19,075                        12,831
    09/30/2000           18,764                        12,195
    12/31/2000           18,098                        11,450
    03/31/2001           15,497                         9,987
    06/30/2001           16,651                        10,264
    09/30/2001           13,691                         8,796
    12/31/2001           15,989                         9,558
    03/31/2002           16,241                         9,617
    06/30/2002           14,753                         8,736
    09/30/2002           12,077                         7,137


Average Annual Total Returns of Class Y Shares of the Fund at 9/30/02*
1-Year  -11.79%    Since Inception  5.00%

The performance information for the MSCI World Index in the graphs begins on 9/30/92 for Class A, 8/31/93 for Class B, 9/30/95 for Class C, 2/28/01 for Class N and 11/30/98 for Class Y.

*See Notes on page 11 for further details.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


                           10 | OPPENHEIMER GLOBAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 12/22/69. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge. Class N shares of the Fund were first publicly offered on 3/1/01.

Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/17/98. Class Y shares are offered to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                           11 | OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  September 30, 2002

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Common Stocks--97.0%
---------------------------------------------------------
 Consumer Discretionary--19.3%
---------------------------------------------------------
 Auto Components--0.5%
 Valeo SA                   1,037,356   $   29,762,106
---------------------------------------------------------
 Automobiles--2.8%
 Porsche AG,
 Preferred                    298,820      121,082,760
---------------------------------------------------------
 Volkswagen AG              1,546,385       55,813,235
                                        -----------------
                                           176,895,995

---------------------------------------------------------
 Hotels, Restaurants & Leisure--1.3%
 International Game
 Technology(1)                636,800       44,028,352
---------------------------------------------------------
 Six Continents plc         4,451,998       41,517,188
                                        -----------------
                                            85,545,540

---------------------------------------------------------
 Household Durables--3.5%
 Koninklijke (Royal) Philips
 Electronics NV             1,317,200       19,136,295
---------------------------------------------------------
 Nintendo Co. Ltd.            614,687       71,597,352
---------------------------------------------------------
 Sharp Corp.                6,916,000       66,410,416
---------------------------------------------------------
 Sony Corp.                 1,199,000       50,327,665
---------------------------------------------------------
 Thomson
 Multimedia SA(1)           1,190,071       18,747,786
                                        -----------------
                                           226,219,514

---------------------------------------------------------
 Media--8.3%
 Grupo Televisa SA,
 Sponsored GDR(1)           1,687,590       43,016,669
---------------------------------------------------------
 JC Decaux SA(1)            2,030,482       22,916,804
---------------------------------------------------------
 Pearson plc                6,487,290       51,978,744
---------------------------------------------------------
 Reed Elsevier plc         17,430,233      149,799,939
---------------------------------------------------------
 Singapore Press
 Holdings Ltd.              7,282,785       77,855,688
---------------------------------------------------------
 Sirius Satellite
 Radio, Inc.(1)             3,502,500        3,502,500
---------------------------------------------------------
 Television
 Broadcasts Ltd.           19,376,486       59,623,014
---------------------------------------------------------
 Wolters Kluwer NV          3,565,375       64,482,980
---------------------------------------------------------
 XM Satellite Radio
 Holdings, Inc.(1,2)        4,606,300       17,964,570
---------------------------------------------------------
 Zee Telefilms Ltd.(1)                      36,316,627
                                        -----------------
                                           527,457,535

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Specialty Retail--2.9%
 Best Buy Co., Inc.(1)        922,627   $   20,583,809
---------------------------------------------------------
 Circuit City Stores, Inc./
 Circuit City Group         4,646,115       70,388,642
---------------------------------------------------------
 Gap, Inc. (The)            2,813,100       30,522,135
---------------------------------------------------------
 New Dixons
 Group plc                 12,716,824       34,497,374
---------------------------------------------------------
 RadioShack Corp.           1,319,000       26,459,140
                                        -----------------
                                           182,451,100

---------------------------------------------------------
 Consumer Staples--12.5%
---------------------------------------------------------
 Beverages--2.8%
 Companhia de Bebidas
 das Americas, ADR          2,294,900       24,601,328
---------------------------------------------------------
 Diageo plc                 5,921,430       73,472,003
---------------------------------------------------------
 Fomento Economico
 Mexicano SA
 de CV, UBD                11,742,100       39,716,180
---------------------------------------------------------
 Grupo Modelo SA
 de CV, Series C           15,788,200       39,511,014
                                        -----------------
                                           177,300,525

---------------------------------------------------------
 Food & Drug Retailing--1.0%
 Boots Co. plc              4,141,868       34,423,856
---------------------------------------------------------
 Delhaize Group               845,500       13,720,678
---------------------------------------------------------
 Seven-Eleven Japan
 Co. Ltd.                     492,000       16,650,567
                                        -----------------
                                            64,795,101

---------------------------------------------------------
 Food Products--1.8%
 Cadbury
 Schweppes plc             13,676,101       91,404,906
---------------------------------------------------------
 Koninklijke
 Numico NV                  2,277,700       24,266,329
                                        -----------------
                                           115,671,235

---------------------------------------------------------
 Household Products--5.2%
 Hindustan
 Lever Ltd.                17,684,700       63,149,192
---------------------------------------------------------
 Reckitt
 Benckiser plc             14,177,123      267,539,328
                                        -----------------
                                           330,688,520


                          12 | OPPENHEIMER GLOBAL FUND

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Personal Products--1.7%
 Shiseido Co. Ltd.          2,966,000   $   35,400,017
---------------------------------------------------------
 Wella AG, Preference,
 Non-Vtg.                   1,649,156       73,180,753
                                        -----------------
                                           108,580,770

---------------------------------------------------------
 Energy--5.1%
---------------------------------------------------------
 Oil & Gas--5.1%
 BP plc, ADR                1,972,456       78,700,995
---------------------------------------------------------
 ChevronTexaco
 Corp.                        957,517       66,308,052
---------------------------------------------------------
 Encana Corp.               1,450,656       43,898,303
---------------------------------------------------------
 Husky Energy, Inc.         6,675,565       70,282,395
---------------------------------------------------------
 Royal Dutch Petroleum
 Co., NY Shares             1,600,223       64,280,958
                                        -----------------
                                           323,470,703

---------------------------------------------------------
 Financials--13.5%
---------------------------------------------------------
 Banks--7.3%
 Australia & New
 Zealand Banking
 Group Ltd.                13,407,829      128,594,623
---------------------------------------------------------
 Bank One Corp.             3,846,303      143,851,732
---------------------------------------------------------
 ICICI Bank Ltd.,
 Sponsored ADR              6,931,250       41,518,187
---------------------------------------------------------
 Royal Bank of Scotland
 Group plc (The)            3,748,762       70,743,639
---------------------------------------------------------
 Wachovia Corp.             2,449,738       80,081,935
                                        -----------------
                                           464,790,116

---------------------------------------------------------
 Diversified Financials--3.6%
 American
 Express Co.                2,179,900       67,969,282
---------------------------------------------------------
 Citigroup, Inc.              832,633       24,687,568
---------------------------------------------------------
 Credit Saison
 Co. Ltd.                   2,696,000       59,239,362
---------------------------------------------------------
 Fannie Mae                   975,340       58,071,744
---------------------------------------------------------
 MBNA Corp.                   836,700       15,378,546
                                        -----------------
                                           225,346,502

---------------------------------------------------------
 Insurance--2.6%
---------------------------------------------------------
 ACE Ltd.                   2,016,571       59,710,667
---------------------------------------------------------
 Berkshire Hathaway,
 Inc., Cl. B(1)                29,620       73,013,300
---------------------------------------------------------
 Manulife
 Financial Corp.            1,529,239       32,277,722
                                        -----------------
                                           165,001,689

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Health Care--18.0%
---------------------------------------------------------
 Biotechnology--4.2%
 Affymetrix, Inc.(1)        1,042,600   $   21,686,080
---------------------------------------------------------
 Amgen, Inc.(1)             2,224,000       92,740,800
---------------------------------------------------------
 Gilead
 Sciences, Inc.(1)          2,494,400       83,637,232
---------------------------------------------------------
 Human Genome
 Sciences, Inc.(1)          1,750,300       21,108,618
---------------------------------------------------------
 IDEC Pharmaceuticals
 Corp.(1)                     200,700        8,333,064
---------------------------------------------------------
 Oxford
 GlycoSciences plc(1)       1,734,735        3,737,421
---------------------------------------------------------
 Protein Design
 Labs, Inc.(1)                209,000        1,734,700
---------------------------------------------------------
 Qiagen NV(1)                 801,478        3,699,110
---------------------------------------------------------
 Wyeth                        837,569       26,634,694
                                        -----------------
                                           263,311,719

---------------------------------------------------------
 Health Care Equipment & Supplies--1.7%
 Amersham plc               2,254,400       18,949,465
---------------------------------------------------------
 Applera Corp./
 Applied Biosystems
 Group                      2,031,800       37,181,940
---------------------------------------------------------
 Essilor
 International SA             724,200       29,373,430
---------------------------------------------------------
 Smith &
 Nephew plc                 3,278,650       19,799,060
---------------------------------------------------------
 Swiss
 Medical SA(1,2,3)            960,000        3,583,104
                                        -----------------
                                           108,886,999

---------------------------------------------------------
 Health Care Providers & Services--2.9%
 Fresenius AG,
 Preference(2)              1,732,127       39,081,789
---------------------------------------------------------
 Laboratory Corp.
 of America
 Holdings(1)                1,020,200       34,462,356
---------------------------------------------------------
 Oxford Health
 Plans, Inc.(1)               721,400       28,091,316
---------------------------------------------------------
 Quest
 Diagnostics, Inc.(1)       1,118,700       68,833,611
---------------------------------------------------------
 Quintiles
 Transnational Corp.       11,381,207       13,135,279
                                        -----------------
                                           183,604,351

                          13 | OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  Continued

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Pharmaceuticals--9.2%
 AstraZeneca plc              895,841   $   27,161,656
---------------------------------------------------------
 Eisai Co. Ltd.             1,790,000       41,316,741
---------------------------------------------------------
 Johnson & Johnson          1,436,955       77,710,526
---------------------------------------------------------
 Novartis AG                1,998,495       79,020,047
---------------------------------------------------------
 Pfizer, Inc.               2,136,590       62,003,842
---------------------------------------------------------
 Sanofi-Synthelabo
 SA                         4,612,307      260,053,469
---------------------------------------------------------
 Takeda Chemical
 Industries Ltd.              991,000       39,968,868
                                        -----------------
                                           587,235,149

---------------------------------------------------------
 Industrials--6.2%
---------------------------------------------------------
 Aerospace & Defense--3.7%
 Bombardier,
 Inc., Cl. B                6,423,500       17,656,323
---------------------------------------------------------
 Empresa Brasileira
 de Aeronautica
 SA (Embraer), ADR          3,814,300       50,730,190
---------------------------------------------------------
 Lockheed
 Martin Corp.                 642,900       41,576,343
---------------------------------------------------------
 Raytheon Co.               4,232,400      124,009,320
                                        -----------------
                                           233,972,176

---------------------------------------------------------
 Commercial Services & Supplies--2.5%
 Amadeus Global Travel
 Distribution SA            3,436,822       14,401,632
---------------------------------------------------------
 Rentokil Initial plc      21,077,713       69,028,236
---------------------------------------------------------
 Societe BIC SA             2,399,253       79,434,588
                                        -----------------
                                           162,864,456

---------------------------------------------------------
 Information Technology--15.1%
---------------------------------------------------------
 Communications Equipment--3.4%
 JDS Uniphase Corp.(1)     14,035,100       27,340,375
---------------------------------------------------------
 QUALCOMM, Inc.(1)          4,998,200      138,050,284
---------------------------------------------------------
 Scientific-
 Atlanta, Inc.              3,879,000       48,526,290
                                        -----------------
                                           213,916,949

---------------------------------------------------------
 Computers & Peripherals--0.6%
 International Business
 Machines Corp.               270,781       15,810,902
---------------------------------------------------------
 Toshiba Corp.(1)           6,844,500       20,914,687
                                        -----------------
                                            36,725,589

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Electronic Equipment & Instruments--1.0%
---------------------------------------------------------
 Keyence Corp.                121,400   $   20,382,914
---------------------------------------------------------
 Kudelski SA(1)               374,527        5,122,671
---------------------------------------------------------
 Kyocera Corp.                484,800       32,455,397
---------------------------------------------------------
 Tandberg ASA(1)              884,100        8,649,168
                                        -----------------
                                            66,610,150

---------------------------------------------------------
 IT Consulting & Services--0.6%
 Infosys
 Technologies Ltd.            516,572       36,328,847
---------------------------------------------------------
 Semiconductor Equipment & Products--1.5%
 Applied
 Materials, Inc.(1)           919,500       10,620,225
---------------------------------------------------------
 Broadcom
 Corp., Cl. A(1)            1,872,300       19,996,164
---------------------------------------------------------
 National
 Semiconductor
 Corp.(1)                   4,430,100       52,895,394
---------------------------------------------------------
 Novellus
 Systems, Inc.(1)             460,900        9,591,329
                                        -----------------
                                            93,103,112

---------------------------------------------------------
 Software--8.0%
 Cadence Design
 Systems, Inc.(1,2)        18,175,538      184,845,222
---------------------------------------------------------
 Electronic
 Arts, Inc.(1)              2,454,541      161,901,524
---------------------------------------------------------
 Sybase, Inc.(1)            4,697,255       54,582,103
---------------------------------------------------------
 Symantec Corp.(1)            952,900       32,046,027
---------------------------------------------------------
 Synopsys, Inc.(1)          1,573,213       60,018,076
---------------------------------------------------------
 Trend Micro, Inc.(1)         640,000       16,822,737
                                        -----------------
                                           510,215,689

---------------------------------------------------------
 Materials--2.0%
---------------------------------------------------------
 Chemicals--1.1%
 International Flavors
 & Fragrances, Inc.         2,127,025       67,745,746
---------------------------------------------------------
 Construction Materials--0.9%
 Hanson plc                12,251,226       60,881,440
---------------------------------------------------------
 Telecommunication Services--4.3%
---------------------------------------------------------
 Diversified Telecommunication Services--1.1%
 BT Group plc              16,032,920       41,475,994
---------------------------------------------------------
 Tele Norte Leste
 Participacoes SA
 (Telemar),
 Preference             5,521,720,560       30,047,775
                                        -----------------
                                            71,523,769

                          14 | OPPENHEIMER GLOBAL FUND

                                          Market Value
                               Shares       See Note 1
---------------------------------------------------------
 Wireless Telecommunication Services--3.2%
 AT&T Corp.                 2,418,200   $   29,042,582
---------------------------------------------------------
 KDDI Corp.                    33,526      104,648,267
---------------------------------------------------------
 SK Telecom
 Co. Ltd.                     180,150       34,775,443
---------------------------------------------------------
 SK Telecom
 Co. Ltd., ADR              1,497,000       31,781,310
                                        -----------------
                                           200,247,602

---------------------------------------------------------
 Utilities--1.0%
---------------------------------------------------------
 Gas Utilities--0.7%
 Hong Kong &
 China Gas Co. Ltd.        32,776,700       43,914,626
---------------------------------------------------------
 Multi-Utilities--0.3%
 Suez SA                    1,407,270       22,141,614
                                        -----------------
 Total Common Stocks
 (Cost $7,130,804,637)                   6,167,206,934

                            Principal
                               Amount
---------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--0.0%

 Telewest Communications plc,
 11% Sr. Disc. Debs., 10/1/07(4)
 (Cost $7,759,709)       $  9,620,000       1,683,500

                            Principal     Market Value
                               Amount       See Note 1
---------------------------------------------------------
 Short-Term Notes--0.7%

 Wyeth:
 2%, 10/9/02             $ 30,000,000   $   29,987,467
 2%, 10/11/02              15,000,000       14,992,000
                                        -----------------
 Total Short-Term Notes
 (Cost $44,979,467)                         44,979,467

---------------------------------------------------------
 Joint Repurchase Agreements--2.5%

 Undivided interest of 17.22% in joint repurchase
 agreement with PaineWebber, Inc., 1.90%, dated
 9/30/02, to be repurchased at $154,977,179 on
 10/1/02, collateralized by Federal National
 Mortgage Assn., 7%, 5/1/32--7/1/32, with a
 value of $918,866,253 (Cost $154,969,000)
                          154,969,000      154,969,000
---------------------------------------------------------
 Total Investments, at Value
 (Cost $7,338,512,813)100.2%             6,368,838,901
---------------------------------------------------------
 Liabilities in
 Excess of Other Assets          (0.2)     (10,760,638)
                                -------------------------
 Net Assets                     100.0%  $6,358,078,263
                                =========================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2002 amounts to $245,474,685. Transactions during the period in which the issuer was an affiliate are as follows:

                               Shares                                       Shares
                        September 30,         Gross          Gross   September 30,        Unrealized        Dividend        Realized
                                 2001     Additions     Reductions            2002      Depreciation          Income            Gain
------------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Cadence Design
Systems, Inc.              16,869,040     1,306,498             --      18,175,538      $170,013,833      $       --    $         --
Fresenius AG, Preference    1,590,864       141,263             --       1,732,127       130,873,236       1,446,327              --
Porsche AG, Preferred *       603,913         1,060        306,153         298,820                --       1,251,706     112,063,949
Swiss Medical SA              480,000       480,000             --         960,000        26,806,896              --              --
XM Satellite Radio
Holdings, Inc.                     --     4,606,300             --       4,606,300        34,417,015              --              --
                                                                                                          --------------------------
                                                                                                          $2,698,033    $112,063,949
                                                                                                          ==========================

  *No longer an affiliate as of September 30, 2002.
3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
4. Issuer is in default.

                          15 | OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
 Footnotes to Statement of Investments Continued

 Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification                      Market Value            Percent
--------------------------------------------------------------------------------
 United States                                  $2,598,651,738            40.8%
 Great Britain                                   1,136,794,744            17.9
 Japan                                             576,134,990             9.1
 France                                            462,429,797             7.3
 Germany                                           289,158,537             4.5
 India                                             177,312,853             2.8
 The Netherlands                                   175,865,672             2.8
 Canada                                            164,114,743             2.6
 Australia                                         128,594,623             2.0
 Mexico                                            122,243,863             1.9
 Brazil                                            105,379,293             1.7
 Hong Kong                                         103,537,640             1.6
 Switzerland                                        84,142,718             1.3
 Singapore                                          77,855,688             1.2
 Korea, Republic of South                           66,556,753             1.0
 Bermuda                                            59,710,667             0.9
 Spain                                              14,401,632             0.2
 Belgium                                            13,720,678             0.2
 Norway                                              8,649,168             0.1
 Argentina                                           3,583,104             0.1
--------------------------------------------------------------------------------
 Total                                          $6,368,838,901           100.0%
================================================================================

See accompanying Notes to Financial Statements.


                          16 | OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002



--------------------------------------------------------------------------------
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $6,730,927,149)                 $6,123,364,216
                                                              --------------
 Affiliated companies (cost $607,585,664)                        245,474,685
--------------------------------------------------------------------------------
                                                               6,368,838,901
--------------------------------------------------------------------------------
 Cash                                                              2,728,464
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                 5,085
--------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                           13,397,466
 Shares of beneficial interest sold                               11,402,798
 Other                                                                42,827
                                                              --------------
 Total assets                                                  6,396,415,541


--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                           15,984,253
 Investments purchased                                            13,561,676
 Distribution and service plan fees                                4,083,251
 Transfer and shareholder servicing agent fees                     2,189,703
 Trustees' compensation                                            1,294,905
 Shareholder reports                                               1,018,982
 Other                                                               204,508
                                                              --------------
 Total liabilities                                                38,337,278


--------------------------------------------------------------------------------
 Net Assets                                                   $6,358,078,263
                                                              ==============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                              $7,968,197,384
--------------------------------------------------------------------------------
 Accumulated net investment loss                                 (11,620,526)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
 currency transactions                                          (629,096,228)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation
 of assets and liabilities denominated in foreign currencies    (969,402,367)
                                                              --------------
 Net Assets                                                   $6,358,078,263
                                                              ==============


                          17 | OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------

 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,559,329,873 and 129,334,715 shares of beneficial interest outstanding)              $35.25
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                            $37.40
--------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,119,359,528 and 33,615,609 shares of beneficial interest outstanding)               $33.30
--------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $463,949,147
 and 13,716,512 shares of beneficial interest outstanding)                              $33.82
--------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,077,089
 and 1,454,095 shares of beneficial interest outstanding)                               $35.13
--------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $164,362,626 and 4,645,293 shares of beneficial interest outstanding)    $35.38

 See accompanying Notes to Financial Statements.



                          18 | OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002

--------------------------------------------------------------------------------

 Investment Income

 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $8,311,285)              $  99,554,781
 Affiliated companies (net of foreign withholding taxes of $394,312)                      2,698,033
-------------------------------------------------------------------------------------------------------

 Interest                                                                                 7,529,115
                                                                                       ----------------
 Total investment income                                                                109,781,929

-------------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                         51,944,297
-------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                 13,002,543
 Class B                                                                                 14,571,656
 Class C                                                                                  5,210,426
 Class N                                                                                    168,064
-------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                 14,272,688
 Class B                                                                                  3,823,862
 Class C                                                                                  1,315,375
 Class N                                                                                     70,648
 Class Y                                                                                    780,728
-------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                      2,893,252
-------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              2,026,608
-------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                     468,229
-------------------------------------------------------------------------------------------------------
 Other                                                                                      332,780
                                                                                      -----------------
 Total expenses                                                                         110,881,156
 Less reduction to custodian expenses                                                        (5,327)
 Less voluntary waiver of transfer and shareholder servicing agent fees -- Class Y         (186,910)
                                                                                      -----------------
 Net expenses                                                                           110,688,919

-------------------------------------------------------------------------------------------------------
 Net Investment Loss                                                                       (906,990)

-------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                              (503,624,792)
   Affiliated companies                                                                 112,063,949
 Foreign currency transactions                                                          (56,564,209)
                                                                                      -----------------
 Net realized loss                                                                     (448,125,052)

-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                           (686,856,684)
 Translation of assets and liabilities denominated in foreign currencies                183,072,319
                                                                                      -----------------
 Net change                                                                            (503,784,365)
 Net realized and unrealized loss                                                      (951,909,417)

-------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                                 $(952,816,407)
                                                                                      =================

 See accompanying Notes to Financial Statements.


                          19 | OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                           2002                   2001
---------------------------------------------------------------------------------------------------
 Operations

 Net investment income (loss)                             $     (906,990)       $    18,161,660
---------------------------------------------------------------------------------------------------
 Net realized loss                                          (448,125,052)          (185,613,512)
---------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                      (503,784,365)        (2,368,896,124)
                                                          -----------------------------------------
 Net decrease in net assets resulting from operations       (952,816,407)        (2,536,347,976)


---------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Distributions from net realized  gain:
 Class A                                                              --         (1,122,608,597)
 Class B                                                              --           (355,876,868)
 Class C                                                              --            (78,333,327)
 Class N                                                              --                     --
 Class Y                                                              --            (36,265,589)


---------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                     357,374,689          1,564,648,425
 Class B                                                    (106,729,380)           330,994,853
 Class C                                                     126,876,337            238,103,480
 Class N                                                      56,432,365              6,787,490
 Class Y                                                      24,729,253             58,677,193


---------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                             (494,133,143)        (1,930,220,916)
---------------------------------------------------------------------------------------------------
 Beginning of period                                       6,852,211,406          8,782,432,322
                                                          -----------------------------------------
 End of period [including accumulated net investment
 losses of $11,620,526 and $12,135,474, respectively]     $6,358,078,263        $6,852,211,406
                                                          =========================================

 See accompanying Notes to Financial Statements.


                          20 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

 Class A   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 40.04           $ 67.48         $ 49.50          $ 38.34          $ 49.32
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .07               .20             .26              .17             1.08
 Net realized and unrealized gain (loss)         (4.86)           (15.68)          22.20            14.37            (5.49)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.79)           (15.48)          22.46            14.54            (4.41)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --            (.32)            (.39)            (.83)
 Dividends in excess of net investment income       --                --            (.04)              --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --            (11.96)          (4.48)           (3.38)           (6.57)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 35.25            $40.04          $67.48           $49.50           $38.34
                                               =====================================================================================


------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            (11.96)%          (27.10)%         47.13%           40.05%           (9.85)%


------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $4,559,330        $4,876,120      $6,225,967       $3,780,168       $2,904,763
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $5,552,582        $5,851,970      $5,555,437       $3,475,038       $3,381,204
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                            0.18%             0.42%           0.41%            0.37%            0.96%
 Expenses                                         1.23%             1.12%           1.08%            1.16%            1.14%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          21 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS  Continued


 Class B   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 38.11           $ 65.26         $ 48.05          $ 37.32          $ 48.19
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.32)             (.06)           (.19)            (.16)             .69
 Net realized and unrealized gain (loss)         (4.49)           (15.13)          21.52            13.99            (5.31)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.81)           (15.19)          21.33            13.83            (4.62)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --              --             (.11)            (.51)
 Dividends in excess of net investment income       --                --              --               --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                      --            (11.96)          (4.12)           (3.10)           (6.25)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $33.30            $38.11          $65.26           $48.05           $37.32
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            (12.62)%          (27.68)%         46.01%           38.99%          (10.56)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $1,119,360        $1,386,315      $1,948,901       $1,250,245         $897,473
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $1,456,440        $1,731,624      $1,779,871       $1,121,639         $965,647
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                    (0.60)%           (0.35)%         (0.38)%          (0.40)%           0.20%
 Expenses                                         2.00%             1.89%           1.85%            1.94%            1.91%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                          22 | OPPENHEIMER GLOBAL FUND

 Class C   Year Ended September 30,               2002              2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $ 38.71           $ 66.09         $ 48.63          $ 37.79          $ 48.77
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.12)              .07             .06             (.08)             .75
 Net realized and unrealized gain (loss)         (4.77)           (15.49)          21.54            14.07            (5.42)
                                               -------------------------------------------------------------------------------------
 Total from investment operations                (4.89)           (15.42)          21.60            13.99            (4.67)
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --            (.02)            (.16)            (.57)
 Dividends in excess of net investment income       --                --              --(1)            --               --
 Distributions from net realized gain               --            (11.96)          (4.12)           (2.99)           (5.74)
                                               -------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    --            (11.96)          (4.14)           (3.15)           (6.31)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $33.82            $38.71          $66.09           $48.63           $37.79
                                               =====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)            (12.63)%          (27.67)%         46.01%           38.97%          (10.53)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)     $463,949          $418,525        $404,312         $152,620          $90,707
------------------------------------------------------------------------------------------------------------------------------------

 Average net assets (in thousands)            $521,168          $448,751        $287,843         $125,334          $79,398
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                    (0.56)%           (0.33)%         (0.29)%          (0.38)%           0.23%
 Expenses                                         1.99%             1.89%           1.85%            1.94%            1.91%(4)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%             62%              68%              65%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                          23 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS  Continued


 Class N   Year Ended September 30,               2002              2001(1)
--------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period           $39.98            $50.13
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .07               .01
 Net realized and unrealized loss                (4.92)           (10.16)
                                                --------------------------------
 Total from investment operations                (4.85)           (10.15)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               --                --
 Dividends in excess of net investment income       --                --
 Distributions from net realized gain               --                --
                                                --------------------------------
 Total dividends and/or distributions to shareholders
--------------------------------------------------------------------------------
 Net asset value, end of period                 $35.13            $39.98
                                                ================================

--------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)            (12.13)%          (20.25)%

--------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $51,077            $5,971
--------------------------------------------------------------------------------
 Average net assets (in thousands)             $33,737            $1,717
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            0.14%             0.13%
 Expenses                                         1.45%             1.41%
--------------------------------------------------------------------------------
 Portfolio turnover rate                            27%               36%


1. For the period from March 1, 2001 (inception of offering) to September
30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                          24 | OPPENHEIMER GLOBAL FUND


 Class Y   Year Ended September 30,                        2002               2001               2000              1999(1)
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                   $ 40.11            $ 67.53            $ 49.54           $ 42.38
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .12                .22                .64               .63
 Net realized and unrealized gain (loss)                  (4.85)            (15.68)             22.03             10.00
                                                        ----------------------------------------------------------------------------
 Total from investment operations                         (4.73)            (15.46)             22.67             10.63
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        --                 --               (.50)             (.48)
 Dividends in excess of net investment income                --                 --               (.06)               --
 Distributions from net realized gain                        --             (11.96)             (4.12)            (2.99)
                                                        ----------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                               --             (11.96)             (4.68)            (3.47)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 35.38             $40.11             $67.53            $49.54
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                     (11.79)%           (27.04)%            47.63%            27.11%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $164,363           $165,281           $203,252           $36,593
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $191,788           $194,016           $136,515           $16,838
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     0.37%              0.54%              0.90%             1.07%
 Expenses                                                  1.15%              1.06%              0.82%             0.78%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees            1.05%              1.00%              0.82%             0.78%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     27%                36%                62%               68%

1. For the period from November 17, 1998 (inception of offering) to September 30, 1999.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                          25 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2002, securities with an aggregate market value of $1,683,500, representing 0.03% of the Fund's net assets, were in default.


                           26 | OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              -----------------------
                              2004       $    353,985
                              2010        156,747,145
                                         ------------
                              Total      $157,101,130(1)
                                         ============
 1. Includes $353,985 from capital loss carryforward acquired in the June 19, 1997 merger with Oppenheimer Global Emerging Growth Fund which is no longer subject to limitation under IRS sections 382 or 384.

 As of September 30, 2002, the Fund had approximately $466,896,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $1,129,000 of post-October foreign currency losses which were deferred.


                          27 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2002, the Fund's projected benefit obligations were increased by $179,896 and payments of $19,493 were made to retired trustees, resulting in an accumulated liability of $1,227,651 as of September 30, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $6,362,473, a decrease in overdistributed net investment income of $1,421,938, and a decrease in accumulated net realized loss on investments of $4,940,535. Net assets of the Fund were unaffected by the reclassifications.

                          28 | OPPENHEIMER GLOBAL FUND

 The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:
                                           Year Ended               Year Ended
                                   September 30, 2002       September 30, 2001
                                   -------------------------------------------
                 Distributions paid from:
                 Ordinary income                 $ --           $  255,296,596
                 Long-term capital gain            --            1,337,787,785
                 Return of capital                 --                       --
                                                 ------------------------------
                 Total                           $ --           $1,593,084,381
                                                 ==============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:
                 Accumulated net investment loss   $   (11,620,526)
                 Accumulated net realized loss        (629,096,228)
                 Net unrealized depreciation          (969,402,367)
                                                   ---------------
                 Total                             $(1,610,119,121)
                                                   ===============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                          29 | OPPENHEIMER GLOBAL FUND

NOTES TO financial statements  Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                            Year Ended September 30, 2002    Year Ended September 30, 2001(1)
                                Shares             Amount           Shares             Amount
---------------------------------------------------------------------------------------------
 Class A
 Sold                       35,174,289    $ 1,541,931,335       47,128,811    $ 2,381,817,622
 Dividends and/or
 distributions reinvested           --                 --       20,052,922      1,048,767,808
 Redeemed                  (27,633,673)    (1,184,556,646)     (37,646,130)    (1,865,937,005)
                           -------------------------------------------------------------------
 Net increase                7,540,616    $   357,374,689       29,535,603    $ 1,564,648,425
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class B
  Sold                       7,994,046    $   333,395,941       10,085,318    $   490,716,770
 Dividends and/or
 distributions reinvested           --                 --        6,522,425        326,903,986
 Redeemed                  (10,753,879)      (440,125,321)     (10,096,988)      (486,625,903)
                           -------------------------------------------------------------------
 Net increase (decrease)    (2,759,833)   $  (106,729,380)       6,510,755    $   330,994,853
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class C
 Sold                        5,659,350    $   239,411,312        7,495,513    $   368,696,789
 Dividends and/or
 distributions reinvested           --                 --        1,334,263         67,921,429
 Redeemed                   (2,755,399)      (112,534,975)      (4,134,940)      (198,514,738)
                           -------------------------------------------------------------------
 Net increase                2,903,951    $   126,876,337        4,694,836    $   238,103,480
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class N
 Sold                        1,554,356    $    66,740,283          154,405    $     6,997,793
 Dividends and/or
 distributions reinvested           --                 --               --                 --
 Redeemed                     (249,598)       (10,307,918)          (5,068)          (210,303)
                           -------------------------------------------------------------------
 Net increase                1,304,758    $    56,432,365          149,337    $     6,787,490
                           ===================================================================

---------------------------------------------------------------------------------------------
 Class Y
 Sold                        2,457,976    $   109,088,807        2,548,784    $   128,496,279
 Dividends and/or
 distributions reinvested           --                 --          692,969         36,263,077
 Redeemed                   (1,933,304)       (84,359,554)      (2,130,929)      (106,082,163)
                            -------------------------------------------------------------------
 Net increase                  524,672    $    24,729,253        1,110,824    $    58,677,193
                            ===================================================================


 1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


                          30 | OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $2,684,032,117 and $1,979,901,658, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,351,975,171 was composed of:
            Gross unrealized appreciation      $   676,307,815
            Gross unrealized depreciation       (1,659,444,085)
                                               ---------------
            Net unrealized depreciation        $  (983,136,270)
                                               ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63% of the next $4 billion and 0.61% of average annual net asset in excess of $10 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                          31 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate        Class A     Concessions     Concessions     Concessions     Concessions
                     Front-End      Front-End      on Class A      on Class B      on Class C      on Class N
                 Sales Charges  Sales Charges          Shares          Shares          Shares          Shares
                    on Class A    Retained by     Advanced by     Advanced by     Advanced by     Advanced by
 Year Ended             Shares    Distributor   Distributor(1)  Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------------------------
 September 30, 2002 $7,810,251     $1,949,291      $1,391,769      $10,805,138      $2,115,956        $540,167

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                       Class A        Class B          Class C         Class N
                    Contingent     Contingent       Contingent      Contingent
                      Deferred       Deferred         Deferred        Deferred
                 Sales Charges  Sales Charges    Sales Charges   Sales Charges
                   Retained by    Retained by      Retained by     Retained by
 Year Ended        Distributor    Distributor      Distributor     Distributor
--------------------------------------------------------------------------------
 September 30, 2002   $106,424     $2,976,794         $136,833         $66,005

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $13,002,543, all of which were paid by the Distributor to recipients, and included $628,648 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:


                                                                                 Distributor's
                                                           Distributor's             Aggregate
                                                               Aggregate          Unreimbursed
                                                            Unreimbursed         Expenses as %
                Total Payments     Amount Retained              Expenses         of Net Assets
                    Under Plan      by Distributor            Under Plan              of Class
----------------------------------------------------------------------------------------------
 Class B Plan      $14,571,656         $11,670,626           $25,717,275                  2.30%
 Class C Plan        5,210,426           1,925,951             7,740,824                  1.67
 Class N Plan          168,064             165,199               838,825                  1.64

                          32 | OPPENHEIMER GLOBAL FUND

--------------------------------------------------------------------------------
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                         Contract
                           Expiration      Amount      Valuation as of        Unrealized
 Contract Description            Date      (000s)   September 30, 2002      Appreciation
----------------------------------------------------------------------------------------
 Contracts to Purchase
 Norwegian Krone (NOK)        10/1/02       3,609NOK          $487,002            $5,085



--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $3,583,104, which represents 0.06% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:



                                            Acquisition                          Valuation as of        Unrealized
 Security                                         Dates             Cost      September 30, 2002      Depreciation
------------------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Swiss Medical SA                        5/16/94-7/10/02     $30,390,000              $3,583,104       $26,806,896


                                       33 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------


 7. Bank Borrowings

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at September 30, 2002.


                          34 | OPPENHEIMER GLOBAL FUND

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Global Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 October 21, 2002


                          35 | OPPENHEIMER GLOBAL FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED


--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                                       36 | OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
 Name, Address, Age, Position(s)   Principal Occupation(s) During Past 5 Years / Other Trusteeships/Directorships Held by Trustee
 Held with Fund and Length         / Number of Portfolios in Fund Complex Currently Overseen by Trustee
 of Service

 INDEPENDENT                       The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO
 TRUSTEES                          80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

 Leon Levy,Chairman of the         General Partner (since 1982)of Odyssey Partners, L.P.(investment partnership)
 Board of Trustees,                and Chairman of the Board (since 1981)of Avatar Holdings,Inc.(real estate
 Trustee (since 1969)              development). Oversees 31 portfolios in the OppenheimerFunds complex.
 Age: 77

 Robert G. Galli,                  A trustee or director of other Oppenheimer funds. Formerly Vice Chairman (October 1995
 Trustee (since 1993)              -December 1997) of OppenheimerFunds,Inc. (the Manager). Oversees 41 portfolios in the
 Age: 69                           OppenheimerFunds complex.

 Phillip A. Griffiths, Trustee     The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J., director (since
 (since 1999)                      2001) of GSI Lumonics and a member of the National Academy of Sciences (since 1979); formerly
 Age: 64                           (in descending chronological order) a director of Bankers Trust Corporation, Provost and
                                   Professor of Mathematics at Duke University, a director of Research Triangle Institute,
                                   Raleigh, N.C., and a Professor of Mathematics at Harvard University.Oversees 31 portfolios in the OppenheimerFunds complex.

 Benjamin Lipstein, Trustee        Professor Emeritus of Marketing, Stern Graduate School of Business
 (since 1974)                      Administration, New York University.Oversees 31 portfolios in the
 Age: 79                           OppenheimerFunds complex.

 Joel W. Motley,                   Director (January 2002-present),Columbia Equity Financial Corp.(privately-held
 Trustee                           financial adviser); Managing Director (January 2002-present), Carmona Motley
 (since October 10,2002)           Inc.(privately-held financial adviser); Formerly he held the following positions:
 Age: 50                           Managing Director (January 1998 -December 2001),Carmona Motley Hoffman Inc.(privately-held financial adviser); Managing Director (January 1992-December 1997), Carmona Motley
                                   & Co.(privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.

 Elizabeth B. Moynihan,            Author and architectural historian; a trustee of the Freer Gallery of Art and
 Trustee (since 1992)              Arthur M.Sackler Gallery (Smithsonian Institute),Trustees Council of the
 Age: 73                           National Building Museum; a member of the Trustees Council, Preservation League of New York
                                   State. Oversees 31 portfolios in the OppenheimerFunds complex.

 Kenneth A.Randall,Trustee         A director of Dominion Resources,Inc.(electric utility holding company) and
 (since 1980)                      Prime Retail,Inc.(real estate investment trust); formerly a director of Dominion
 Age: 75                           Energy,Inc.(electric power and oil &gas producer),President and Chief Executive Officer of
                                   The Conference Board,Inc.(international economic and business research)and a director of
                                   Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American
                                   Manufacturers Mutual Insurance Company.Oversees 31 portfolios in the OppenheimerFunds complex.

                          37 | OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS  Continued

Edward V. Regan,                   President, Baruch College,CUNY;a director of RBAsset (real estate manager);
Trustee (since 1993)               a director of OffitBank;formerly Trustee, Financial Accounting Foundation
Age:72                             (FASB and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                   Chairman of Municipal Assistance Corporation for the City of New York, New York State
                                   Comptroller and Trustee of New York tate and Local Retirement Fund. Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S.Reynolds, Jr.,           Chairman (since 1993)of The Directorship Search Group,Inc.(corporate gover-
Trustee (since 1989)               nance consulting and executive recruiting);a life trustee of International House
Age:70                             (non-profit educational organization),and a trustee (since 1996) of the Greenwich
                                   Historical Society.Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro,                   Chairman Emeritus (since January 1991)of the Manager. Formerly a director
Vice Chairman of the               (January 1969-August 1999)of the Manager. Oversees 31 portfolios in the
Board of Trustees,                 OppenheimerFunds complex.
Trustee (since 1985)
Age:76

Clayton K. Yeutter,                Of Counsel (since 1993),Hogan & Hartson (a law firm). Other directorships:
Trustee (since 1991)               Caterpillar,Inc.(since 1993)and Weyerhaeuser Co.(since 1999). Oversees 31
Age:71                             portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 The address of Mr.Murphy in the chart below is 498 Seventh Avenue, New York,
AND OFFICER                        NY 10018. Mr.Murphy serves for an indefinite term,until his resignation, death or removal.

John V. Murphy,                    Chairman,Chief Executive Officer and director (since June 2001)and President
President and Trustee              (since September 2000)of the Manager; President and a director or trustee of other
(since October 2001)               Oppenheimer funds; President and a director (since July 2001)of Oppenheimer
Age:53                             Acquisition Corp.(the Manager's parent holding company)and of Oppenheimer
                                   Partnership Holdings,Inc.(a holding company subsidiary of the Manager);a director (since November 2001)of OppenheimerFunds Distributor,Inc.(a subsidiary of the Manager); Chairman and a director (since July 2001)of shareholder services, Inc. and of shareholder Financial services,
                                   Inc.(transfer agent subsidiaries of the Manager);President and a director (since July 2001)of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager);a director of the investment advisory subsidiaries of the Manager:OFI Institutional Asset
                                   Management, Inc. and Centennial Asset Management Corporation (since
                                   November 2001),HarbourView Asset Management Corporation and OFI Private
                                   Investments,Inc.(since July 2001); President (since November 1,2001) and a director (since July 2001)of Oppenheimer Real Asset Management,Inc.;a director (since November 2001)of Trinity Investment Management Corp.
                                   and Tremont Advisers, Inc.(Investment advisory affiliates of the
                                   Manager); Executive Vice President (since February 1997)of Massachusetts
                                   Mutual Life Insurance Company (the Manager's parent company); a director
                                   (since June 1995) of DBL Acquisition Corporation; formerly, Chief
                                   Operating Officer (September 2000-June 2001)of the Manager; President
                                   and trustee (November 1999-November 2001) of MML Series Investment Fund
                                   and MassMutual Institutional Funds (open-end investment companies);a director (September 1999-August 2000)of C.M.Life Insurance Company;
                                   President, Chief Executive Officer and director (September 1999
                                   -August 2000)of MML Bay State Life Insurance Company;a director (June
                                   1989-June 1998)of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                   wholly-owned subsidiary of Emerald Isle Bancorp).Oversees 69 portfolios in the OppenheimerFunds complex.


                          38 | OPPENHEIMER GLOBAL FUND

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                           The address of the Officers in the chart below is as
                                   follows: Messrs.Molleur, Wilby and Zack and Ms.Feld is 498 Seventh
                                   Avenue,New York,NY 10018, Messrs.Masterson,Vottiero and Wixted and
                                   Mses.Bechtolt and Ives is 6803. Tucson Way,Centennial, CO
                                   80112-3924.Each Officer serves for an annual term or until his or her resignation, death or removal.

William L.Wilby, Vice              Senior Vice President of the Manager (since July 1994)and of HarbourView
President (since 1992)             Asset Management Corporation (since May 1999); Senior Investment Officer,
Age:58                             Director of International Equities (since May 2000)of the Manager; formerly
                                   Vice President of the Manager (October 1991-July 1994) and of
                                   HarbourView Asset Management Corporation (June 1992-May 1999).An
                                   officer of 2 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                   Senior Vice President and Treasurer (since March 1999)of the Manager;
Treasurer,Principal Financial      Treasurer (since March 1999)of HarbourView Asset Management Corporation,
and Accounting Officer             Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
(since April 1999)                 Shareholder Financial ervices,Inc., Oppenheimer Partnership Holdings,Inc.,OFI
Age:43                             Private Investments,Inc.(since March 2000), OppenheimerFunds International
                                   Ltd.and Oppenheimer Millennium Funds plc (since May 2000)and OFI
                                   Institutional Asset Management,Inc.(since November 2000)(offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial
                                   Officer (since May 2000)of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999)of
                                   Oppenheimer Acquisition Corp.and OppenheimerFunds Legacy Program (since
                                   April 2000); formerly Principal and Chief Operating Officer (March 1995
                                   -March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                   officer of 85 portfolios in the OppenheimerFunds complex. Treasurer,
                                   Principal Financial and Accounting Officer (since April 1999)

Connie Bechtolt,                   Assistant Vice President of the Manager (since September 1998); formerly
Assistant Treasurer                Manager/Fund Accounting of the Manager (September 1994-September 1998).
(since October 2002)               An officer of 85 portfolios in the OppenheimerFunds complex.
Age:39

Philip F. Vottiero,                Vice President/Fund Accounting of the Manager (since March 2002); formerly
Assistant Treasurer                Vice President/Corporate Accounting of the Manager (July 1999-March 2002)
(since August 15, 2002)            prior to which he was Chief Financial Officer at Sovlink Corporation (April
Age: 39                            1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                    Senior Vice President (since May 1985) and General Counsel (since February
Secretary (since                   2002) of the Manager; General Counsel and a director (since November 2001) of
November 1, 2001)                  OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                            (since November 2001) of HarbourView Asset Management Corporation; Vice
                                   President and a director (since November 2000) of Oppenheimer Partnership
                                   Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                   November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc.,
                                   OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional
                                   Asset Management, Inc.; General Counsel (since November 2001) of Centennial
                                   Asset Management Corporation; a director (since November 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                   (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                   (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                   November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                   Counsel (November 2001-February 2002) and Associate General Counsel (May
                                   1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                   Inc.(May 1985-November 2001), Shareholder Financial Services, Inc. (November

                                       39 | OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS  Continued

Robert G. Zack,                    1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
Continued                          Millennium Funds plc (October 1997-November 2001). An officer of 85 port-
                                   folios in the OppenheimerFunds complex.

Philip T. Masterson,               Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary                an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 15, 2002)            officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

Denis R. Molleur,                  Vice President and Senior Counsel of the Manager (since July 1999); formerly
Assistant Secretary                a Vice President and Associate Counsel of the Manager (September 1995-July
(since November 1, 2001)           1999). An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 45

Katherine P. Feld,                 Vice President and Senior Counsel (since July 1999) of the Manager; Vice President
Assistant Secretary                (since June 1990) of OppenheimerFunds Distributor, Inc.; Director, Vice President
(since November 1, 2001)           and Assistant Secretary (since June 1999) of Centennial Asset Management
Age: 44                            Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                   Inc.; formerly Vice President and Associate Counsel of the Manager (June 1990-July
                                   1999). An officer of 85 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives,                  Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary                President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 1, 2001)           Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant Secretary
Age: 37                            (since December 2001) of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc.; formerly Assistant Vice President and Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of the Manager (August
                                   1994-August 1997). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

                          40 | OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND



------------------------------------------------------------------------------------------------
 Investment Advisor          OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------
 Distributor                 OppenheimerFunds Distributor, Inc.

------------------------------------------------------------------------------------------------
 Transfer and Shareholder    OppenheimerFunds Services
 Servicing Agent

------------------------------------------------------------------------------------------------
 Independent Auditors        KPMG LLP

------------------------------------------------------------------------------------------------
 Legal Counsel               Mayer Brown Rowe & Maw

                             Oppenheimer funds are distributed by OppenheimerFunds Distributor,
                             Inc., 498 Seventh Avenue, New York, NY 10018.


                   (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                                       41 | OPPENHEIMER GLOBAL FUND

OPPENHEIMERFUNDS FAMILY

-------------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
-------------------------------------------------------------------------------------------------------------
 Equity                 Stock                                 Stock & Bond
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R)Small Cap Fund          Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R)Opportunity Fund        Specialty
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund    Tremont Market Neutral Fund, LLC(1)
                        Value Fund                            Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
-------------------------------------------------------------------------------------------------------------
 Income                 Taxable                               Rochester Division
                        International Bond Fund               California Municipal Fund(3)
                        High Yield Fund                       New Jersey Municipal Fund(3)
                        Champion Income Fund                  New York Municipal Fund(3)
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Limited Term Municipal Fund(4)
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term GovernmentFund           Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)          Pennsylvania Municipal Fund(3)
-------------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                 Stock & Bond
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(5)
                        Mercury Advisors S&P 500(R)Index Fund(2)
-------------------------------------------------------------------------------------------------------------
 Money Market(6)        Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance
 Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                                       42 | OPPENHEIMER GLOBAL FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   [ ] Obtain account balances, share price (NAV) and dividends paid

   [ ] Verify your most recent transactions

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1. You may speak to a Customer Service Representative during normal business hours.

                                       43 | OPPENHEIMER GLOBAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

 If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service

                          44 | OPPENHEIMER GLOBAL FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------

This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).


                          45 | OPPENHEIMER GLOBAL FUND

INFORMATION AND SERVICES

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--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink(1) and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPPAX  Class B: OGLBX  Class C: OGLCX  Class N: OGLNX  Class Y: OGLYX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



                                  [4 Handshake Logo Omitted] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0330.001.0902  November 29, 2002